Schedule 13G
CUSIP No. 009066101		Page 15 of 17

Exhibit 1

AGREEMENT OF JOINT FILING

This joint filing agreement (this “Agreement”) is made and entered into as of this 12th day of February 2021, by and among SLP Constellation Aggregator II, L.P., SLP V Aggregator GP, L.L.C., Silver Lake Partners V, L.P., Silver Lake Technology Investors V, L.P., Silver Lake Technology Associates V, L.P., SLTA V (GP), L.L.C. and Silver Lake Group, L.L.C.

The parties to this Agreement hereby agree to prepare jointly and file timely (and otherwise to deliver as appropriate) all filings on any Form 3, Form 4, Form 5 or Schedule 13D or Schedule 13G, and any and all amendments thereto and any other document relating thereto (collectively, the “Filings”) required to be filed by them pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each party to this Agreement further agrees and covenants to the other parties that it will fully cooperate with such other parties in the preparation and timely filing (and other delivery) of all such Filings.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Dated: February 12, 2021

SLP CONSTELLATION AGGREGATOR II, L.P.

By:	SLP V Aggregator GP, L.L.C.
Its:	General Partner

By:	Silver Lake Technology Associates V, L.P.
Its:	Managing Member

By:	SLTA V (GP), L.L.C.
Its:	General Partner

By:	Silver Lake Group, L.L.C.
Its:	Managing Member

By:	/s/ Andrew J. Schader
Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLP V Aggregator GP, L.L.C.

By:	Silver Lake Technology Associates V, L.P.
Its:	Managing Member

By:	SLTA V (GP), L.L.C.
Its:	General Partner

By:	Silver Lake Group, L.L.C.
Its:	Managing Member

By:	/s/ Andrew J. Schader
Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

Schedule 13G
CUSIP No. 009066101		Page 16 of 17

Silver Lake Partners V, L.P.

By:	Silver Lake Technology Associates V, L.P.
Its:	Managing Member

By:	SLTA V (GP), L.L.C.
Its:	General Partner

By:	Silver Lake Group, L.L.C.
Its:	Managing Member

By:	/s/ Andrew J. Schader
Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

Silver Lake Technology Investors V, L.P.

By:	Silver Lake Technology Associates V, L.P.
Its:	Managing Member

By:	SLTA V (GP), L.L.C.
Its:	General Partner

By:	Silver Lake Group, L.L.C.
Its:	Managing Member

By:	/s/ Andrew J. Schader
Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

Silver Lake Technology Associates V, L.P.

By:	SLTA V (GP), L.L.C.
Its:	General Partner

By:	Silver Lake Group, L.L.C.
Its:	Managing Member

By:	/s/ Andrew J. Schader
Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

SLTA V (GP), L.L.C.

By:	Silver Lake Group, L.L.C.
Its:	Managing Member

By:	/s/ Andrew J. Schader
Name:	Andrew J. Schader
Title:	Managing Director and General Counsel

Schedule 13G
CUSIP No. 009066101		Page 17 of 17

Silver Lake Group, L.L.C.

By:	/s/ Andrew J. Schader
Name:	Andrew J. Schader
Title:	Managing Director and General Counsel